CENTRAL TRUST OF CHINA
                           PROCUREMENT DEPARTMENT

Contract No.   YL-7604-5498   (95-GFR3-0453)   Contract Date    June 5, 1995

CENTRAL TRUST OF CHINA, Procurement Department, (hereinafter referred to as Buyer) 45 Wu-Chang Street, Section 1, Taipei, Taiwan 100, Republic of China (Telex: 11377 TRUSTPRO, Fax: (02)382-2010) on behalf of the client Chung Shan Institute of Science and Technology hereby agrees to buy and Parlex Corporation, 145 Milk Street, Methuen, MA 01844 U.S.A. (hereinafter referred to as Seller) agrees to sell the following in accordance with the terms and conditions set forth hereunder and at the back of this contract:

--------------------------------------------------------------------------------------
Item
No.     Description                                                Qty.     Extension
--------------------------------------------------------------------------------------

        Rigid-Flex PCB Manufacturing Technology Transfer.          1 lot    *
        Details as per attached statement of work.

        Payment by 100% irrevocable L/C against invoices, etc., and advised through Shawmut Bank N.A., 1 Federal Street,
        Boston, MA 02210, USA, A/C #020-074183-9, ABA #011000206.

        All banking charges outside Taiwan shall be paid by the beneficiary.

        All required documentation should be delivered to consignee by common carrier. The consignee's address:
        Chung Shan Institute of Science and Technology, No. 481,
        Chia-An Sec., Chung-Cheng Rd.., Chia-An Village, Lungtan,
        Taiwan.

        All other requirements specified in special notes attached.


SHIPPING MARKS:                          L/C beneficiary ____________________
ORDER NO:  YL-7604-5498(95-GFR3-0453)                    same as seller
                                         Address:        same as seller
                                         Supplier:       same as seller
                    Shipping Wts:        Address:        same as seller
   GFR3-840321      Measurements:        Manufacturer:   same as seller
       XB4165A      Case No.:            Address:        same as seller
         CSIST
P                   D
   Taipei, Taiwan

INSURANCE:   To be effected by Buyer upon receipt of Seller's shipping notice.
TO COMPLETE THE PROGRAM:
SHIPMENT:    Within 28 weeks after the contract being effected.
             Partial shipments are/not permitted.
INSPECTION:  Maker's Inspection Certificate required on specifications,
             quantity, quality,             proper packing and marking.
IN WITNESS WHEREOF, the parties hereto have caused this Contract signed by their respective officers duly authorized.

FOR CENTRAL TRUST OF CHINA              FOR   Parlex Corporation
PROCUREMENT DEPARTMENT

/s/  JAMES CHANG                        /s/  PETER J. MURPHY
----------------------------------      ----------------------------------


* Confidential information has been omitted and filed separately with the Commission.


                          CENTRAL TRUST OF CHINA
                      REPRESENTATIVE OFFICE IN NEW YORK
                     ONE WORLD TRADE CENTER - SUITE 3857
                           NEW YORK, NY 10048-0279
Telephone:  (212)775-1055-9                               Fax:  (212)775-0490

CONTRACT NO.    YL-7604-5498, 95-GFR3-0453
ATTACHMENT:     SPECIAL NOTES

1. THE SELLER IS RESPONSIBLE FOR THE TRANSPORTATION, LODGING AND MEALS OF THREE TRAINEES VISITATION DURING THE PHASE ONE.

2. THE SELLER SHOULD PROVIDE THE SUPPORT OF ANY REASONABLE REQUEST FOR ENGINEERING ASSISTANCE IN WRITTEN FORM WITHOUT ANY ADDITIONAL CHARGE. IF THE ENGINEERING SUPPORT IN THE BUYER'S FACILITY IS REQUIRED, WITHIN A PERIOD OF TWO YEARS, THE FEE SHOULD BE LESS THAN US *
    (PLUS AIR FARE, HOTEL & SUBSISTENCE). IF REFRESHER TRAINING IS REQUIRED BY THE ENDUSER, CSIST, AFTER 12 MONTHS, THE FEE WILL BE NO MORE THAN
    *.

3. THE REQUIRED DOCUMENTATION AND TRAINING MATERIALS WHICH WILL BE DELIVERED TO THE ENDUSER, CSIST, IN TAIWAN VIA COMMON CARRIER WITH AIR FREIGHT PREPAID. THE DOCUMENTATION SHALL BE SHIPPED TO CSIST WITHIN TWO MONTHS AFTER RECEIPT OF THE LETTER OF CREDIT.

4.  CONSIGNEE:   CHUNG-SHAN INSTITUTE OF SCIENCE OF TECHNOLOGY
                 481, CHIA-AN SEC., CHUNG-CHENG ROAD, CHIA-AN VILLAGE
                 LUNG-TAN, TAIWAN, R.O.C.

5.  THE SELLER SHALL SEND A SHIPPING NOTICE TO CSIST BY FAX (#011-886-3-471-
    1494) FOR APPROVAL AT LEAST 30 DAYS BEFORE SHIPMENT. CSIST WILL APPROVE THE SHIPMENT WITHIN TWO WORKING DAYS AFTER RECEIPT OF SUCH NOTICE AND NOTIFY CTC/PD TO ISSUE AN APPROVED SHIPPING ADVICE, STATING THAT SHIPMENT IS APPROVED AND CAN BE MADE, THROUGH THE L/C ISSUING BANK TO THE SELLER. THE APPROVED SHIPPING ADVICE ISSUED BY CTC/PD SHALL BE PRESENTED WITH THE SHIPPING DOCUMENTS FOR L/C NEGOTIATION.

6.  PAYMENT SCHEDULE:
    1ST PAYMENT:       *         FOR DOCUMENTATION WILL BE MADE AGAINST
                       SHIPPING DOCUMENTS EVIDENCING THE SHIPMENT OF
                       DOCUMENTATION HAVE BEEN DONE.

    2ND PAYMENT:       *         FOR TECHNOLOGY, MATERIAL AND TRAINING AT
                       PARLEX & CSIST WILL BE MADE AGAINST SIGNED SIMPLE
                       RECEIPT AND CTC/PD'S PAYMENT ADVICE THROUGH THE
                       L/C ISSUING BANK AFTER THE COMPLETION OF TRAINING.

    3RD PAYMENT:       *         FOR SAMPLE QUALIFICATION ADMINISTRATION AND
                       PROGRAM MANAGEMENT WILL BE MADE AGAINST SIGNED
                       SIMPLE RECEIPT AND CTC/PD'S PAYMENT ADVICE
                       THROUGH THE L/C ISSUING BANK AFTER THE FINAL
                       ACCEPTANCE OF THE ENTIRE PROGRAM BY THE CSIST.

* Confidential information has been omitted and filed separately with the Commission.



                           CENTRAL TRUST OF CHINA
                      REPRESENTATIVE OFFICE IN NEW YORK
                     ONE WORLD TRADE CENTER - SUITE 3857
                           NEW YORK, NY 10048-0279
Telephone:  (212)775-1055-9                               Fax:  (212)775-0490

CONTRACT NO.   YL-7604-5498, 95-GFR3-0453
ATTACHMENT:    SPECIAL NOTES

(continuing from previous page)



7. ALL SERVICE INCOMES INCURRED IN TAIWAN, R.O.C. WILL BE LEVIED THE BUSINESS INCOME TAX AT PREVAILING RATE AT THE TIME OF PAYMENT. THE CURRENT RATE FOR SAID TAX IS 20%. SELLER HAS TO PAY THE TAX FOR DOING
    TRAINING AT CSIST AND THE TAX AMOUNT, *                WILL BE WITHHELD
    UPON PAYMENT.

8.  EFFECTIVENESS OF THE CONTRACT:
    THIS CONTRACT WILL BE IN EFFECT AFTER CSIST'S TRAINING AT PARLEX PROGRAM HAS BEEN APPROVED BY THE DEFENSE DEPT. GOVERNMENT OF TAIWAN REPUBLIC OF CHINA. CSIST SHOULD SEND A NOTICE BY FAX TO SELLER (FAX: 508-685-8809) TO EFFECT THE CONTRACT WITH A COPY TO CTC/PD FOR ISSUING THE L/C AFTER THE SAID PROGRAM BEING APPROVED.

9. THE AIR TICKETS FEE AND LIVING EXPENSES FOR CSIST'S PERSONNEL (TRAINEES) SENT TO PARLEX SHALL BE BORNE BY CSIST. HOWEVER, PARLEX SHALL PROVIDE ASSISTANCE IN ARRANGING LOCAL TRANSPORTATION, ROOM AND BOARD, MEDICAL ASSISTANCE, ETC. FOR THOSE TRAINEES.





* Confidential information has been omitted and filed separately with the Commission.





                             PARLEX CORPORATION


                               RIGID-FLEX PCB


                        TECHNOLOGY TRANSFER PROPOSAL


                       FOR CENTRAL TRUST OF CHINA AND


                      CHUNG SHAN INSTITUTE  OF SCIENCE


                               AND TECHNOLOGY






                                                                    16 May 95





                              TABLE OF CONTENTS



                       Section I    -   Introduction

                       Section II   -   Technology

                       Section III  -   Training Plan

                       Section IV   -   Documentation

                       Section V    -   Pricing



 ----------------------------------------------------------------------------
| This proposal and the entirety of its contents is proprietary to | | Parlex Corporation. Its use is restricted to staff members of CSIST for | | evaluation and it may not be transferred to any other organization without |
| the written permission of Parlex.  Further the data included must be       |
| treated as commercially confidential information.                          |
 ----------------------------------------------------------------------------



                                  SECTION I

INTRODUCTION:

      Parlex, a Methuen, Massachusetts based corporation is a world leader in the flexible interconnect industry. Founded in 1970, the Company has maintained a focus on flexible and rigid flex circuits and has been a prime influence in the development of this technology.

      Parlex has a large engineering staff and is active in the development of new interconnect technologies. The Company is highly capitalized and has the proper organization to support a technology sharing venture. CSIST can expect the highest level of support from every level of this organization.



                                 SECTION II



                                 TECHNOLOGY

                                Introduction


          1.   QUALIFICATION PROGRAM


          2.   FLEXIBLE MULTILAYERS


          3.   FLEX RIGID MULTILAYERS


          4.   ADHESIVELESS FLEX RIGID MULTILAYERS





         Qualification Program for Rigid-Flex Printed Wiring Boards


Parlex will assist CSIST in the fabrication of Qualification Rigid-Flex printed wiring boards. This program is designed around the ten layer Rigid-Flex board used to qualify manufacturers to fabricate boards which will be in compliance with MIL-P-50884C, the Specification for Flexible and Rigid-Flex Printed Wiring and MIL-STD-2118, the Design Requirements for Flexible and Rigid-Flex Printed Wiring for Electronic Equipment.

The board to be fabricated during this program will be manufactured using the artwork for the IPC-A-100043. This has the advantage of incorporating several degrees of difficulty which allow for the evaluation of your process technology as well as demonstrating the ability to fabricate complex Rigid-Flex boards.

Parlex has designed this program so that upon successful completion, you should be able to fabricate Zone B level boards and pass the qualification of Zone B level by the Defense Electronics Supply Center (DESC).



                             FLEXIBLE CIRCUITRY

                           ALL FLEXIBLE MULTILAYER
                                CROSS SECTION


                                 CU      ______  Copper Pad Layer


                                         ______  Cover Coat

                     KAPTON
                                         ______  Inner Layer

                         COPPER
                                         ______  Base Laminate

                     KAPTON
                                         ______  Inner Layer

                         COPPER
                                         ______  Cover Coat

                     KAPTON
                                         ______  Copper Pad Layer

                                 CU

                   (Adhesive layers not shown for clarity)



                             FLEXIBLE CIRCUITRY

                            FLEX RIGID MULTILAYER
                                CROSS SECTION


                                 CU

                     FR-4 OR GI
                                         ______  Double sided rigid board

                         COPPER

                     KAPTON

                         COPPER          ______  Single flexible layer


                     KAPTON

                         COPPER


                     FR-4 OR GI          ______  Double sided rigid board


                                 CU

                   (Adhesive layers not shown for clarity)




                                 SECTION III




                                  TRAINING
                                REQUIREMENTS



          1 -     TRAINING AT PARLEX



          2 -     TRAINING AT CSIST






                             TRAINING AT PARLEX

          ---------------------------------------------------------
         |  The training program will be centered on the required  |
         |       elements for qualification to Mil-P-50884C.       |
          ---------------------------------------------------------


                      CSIST TECHNOLOGY TRANSFER PROGRAM
                                  Option I

Training at Parlex:

      The training session at Parlex is critical to successful transfer of technology. The technicians from CSIST will learn every unique element of the rigid flex process and gain first hand experience designing and manufacturing circuits. Training will include the following:

1.0   Flexible Circuit Design
      1.1   Design rule layout for various power conditions
      1.2   EMI optimization
      1.3   Mil-coupon considerations
      1.4   Producibility considerations
      1.5   Conductor routing and design

2.0   Material
      2.1   Compatibility
      2.2   Producibility
      2.3   Reliability
      2.4   Flexibility
      2.5   Testing

3.0   Product Process Design
      3.1   Mil-P-50884C requirements
      3.2   Standard Constructions
      3.3   Density issues
      3.4   Alternative constructions

4.0   Processing Techniques
      4.1   Material prep
      4.2   Image
      4.3   Etching
      4.4   Lamination
      4.5   Drill Rout
      4.6   Plating
      4.7   Photo Develop


TRAINING AT PARLEX - Continued


          ---------------------------------------------------------
         |  The training program will be centered on the required  |
         |       elements for qualification to Mil-P-50884C.       |
          ---------------------------------------------------------


                      CSIST TECHNOLOGY TRANSFER PROGRAM
                                  Option I


5.0   Assembly
      5.1   Soldering (hand and wave)
      5.2   Connector prep
      5.3   Rigid flex prep
      5.4   Assembly considerations
      5.5   Dielectric sealing
      5.6   Assembly testing


          ---------------------------------------------------------
         |                Typical Training Sequence                |
         |                                                         |
         |    Review Documentation                                 |
         |                                                         |
         |           Classroom Training of Process                 |
         |                                                         |
         |                  Practical Training of Process          |
         |                                                         |
         |                          Associated Quality Training    |
          ---------------------------------------------------------


      The intensive course will require students to spend 50 hours a week at Parlex. The course will last 30 days.

* Parlex will develop and implement a comprehensive training program for your technical staff and will provide a matrix for material selection for each process. Parlex will also provide the supporting documentation, encompassing Engineering procedures. Quality standards and Manufacturing work instructions.

* Parlex personnel will be assigned to work with CSIST technical staff to assure a smooth transition of technical information.



TRAINING AT PARLEX - Continued



* Parlex will provide a complete list of all equipment that will be necessary for processing advanced products.


TRAINING AT CSIST


* Engineering and Manufacturing personnel will be available to assist CSIST in Taiwan for 200 hours.

*   Phase two training will include:
        1.0   Quality Assurance:
              1.1   Classroom training
              1.2   Practical training

        2.0   Rigid-flex multilayer board fabrication:
              Parlex will assist CSIST in the fabrication of ten-layer rigid-flex board using the artwork of the IPC-A-100043) which will be in compliance with MIL-P-50884C.

              The total time duration for this program is limited to 28 weeks. The time duration for phase one shall be no less than five
        (5) weeks or six hundred (600) hours. The phase two should start six weeks after the phase one is completed. The time duration for phase two shall be no less than two weeks or two hundred (200) hours. Parlex will provide the exact time schedule for this program.

              Parlex will provide a matrix for material selection for each process. Parlex will also provide the supporting documentation, encompassing Engineering procedures, Quality standards and Manufacturing work instructions.




                                 SECTION IV



                                DOCUMENTATION
                                REQUIREMENTS





DOCUMENTATION

Parlex will provide CSIST with all of the documentation required to manufacture the advanced products. The attached list represents the level of detail that will be provided to your technical, quality and management staff. The key to any successful technical exchange is a comprehensive documentation package.

In addition to providing the documentation, Parlex will also assist CSIST in the establishment of documentation control procedures. Parlex will provide semi-annual updates on the documentation for a period of two years from contract date and will make additional updates available upon request. It should be noted that some documentation is proprietary data and must be treated as CSIST treats its own proprietary information.





                            COMPANY CONFIDENTIAL

----------------------------------------------------------------------------------------------
                             Parlex Document List
Prefix   Number   Revision   Title
----------------------------------------------------------------------------------------------

POP      1000     B          Documentation and Revision Control
POP      1001     -          Quality Manual
POP      1002     A          Document Generation Procedure
POP      1003     -          Handling and Storage of Resin Impregnated Glass Cloth
POP      1004     -          Handling, Storage, Packaging, and Delivery
POP      1005     -          Shipping and Packaging Procedure
EPS      1006     -          Engineering Change Order Procedure
POP      1007     A          Control of Nonconforming Product
POP      1008     -          Indication of Inspection Status
POP      1009     -          Corrective Action Procedure
POP      1010     -          Problem Solving Procedure
POP      1011     -          Contract Review Procedure
POP      1012     A          Final Inspection Procedure
POP      1013     -          Electrical Test Procedure
POP      1014     -          Receiving Inspection Procedure
MPS      1015     -          Chemical Clean
MPS      1017     -          Chemical Clean Etch Rate Measurement
MPS      1018     -          ASI Chemical Clean Water Break Test
POP      1019     -          Material Review Procedure
QCP      1020     -          Final Visual Inspection Work Instruction
EPS      1022     -          On Hold Procedure
PMS      1023     -          GF Prepreg Specification
PMS      1024     -          GF Laminate Specification
PMS      1025     -          GI Prepreg Specification
PMS      1026     -          GI Laminate Specification
MPS      1027     -          Chemical Add Notice
POP      1029     A          Calibration Procedure
MPS      1030     -          Developing
MPS      1031     -          Developer pH Control
MPS      1032     -          Developer Concentration
SOW      1033     -          Documentation Control Software
POP      1034     -          Control of Customer Supplied Product
POP      1035     -          Selection and Approval of Material Suppliers
POP      1036     A          Purchasing Procedure
POP      1037     -          Control of Purchased Product
POP      1038     A          Internal Audit Procedure
POP      1040     -          Product Identification and Traceability
POP      1041     -          New Process/Equipment/Material Release Procedure
POP      1042     -          Process Control Plan
POP      1043     -          In-process Inspection Procedure
QCP      1044     -          Quality Plan
POP      1045     A          Storage and Retrieval of Quality Records
POP      1046     -          New Employee Orientation
MPS      1049     -          Automatic Screening
ATP      1050     -          ED Copper Test Plan
MPS      1052     -          Developer Direct Bath Addition Procedure
MPS      1053     -          pH Probe Cleaning and Calibration
MPS      1054     -          Hand Stamping
MPS      1055     -          Etch Inspection
MPS      1056     -          AOI Inspection
MPS      1057     -          Shipping
MPS      1058     -          Shearing
ATP      1059     -          Impedence Test Guideline
ATP      1060     -          SIR Test
MPS      1061     -          Trace 948E Tester
MPS      1062     -          Electrical Test Program Generation
MPS      1063     -          Procedure F.A.C.T.
MPS      1064     -          Cross Section, Automatic
MPS      1065     -          Cross Section, Manual
MPS      1066     -          Glass Etch
MPS      1067     -          Pouch Venting and Sealing
MPS      1068     -          Plasma Desmear and Etchback
MPS      1069     -          In-process Cross Section
MPS      1070     -          Nickel/Gold Plating
MPS      1071     -          Solder Strip
MPS      1073     -          Developer 1/2 Process Control Plan
EPS      1074     -          New Order Procedure
EPS      1075     -          Repeat Order Procedure
EPS      1076     -          Electrical Test Fixture Generation Procedure
ATP      1077     -          Cleanliness Testing Procedure
MPS      1078     -          Production Control (Release of Material)
MPS      1109     -          Preventive Maintenance - Wave Solderer.
MPS      1110     -          Conformal Coat
MPS      1111     -          Clean Potting Molds
MPS      1112     -          Clean Prior Coat
MPS      1113     -          Prepare Potting Compound
MPS      1114     -          Filleting Circuits
QCP      1115     -          X- Ray
MPS      1116     A          Copper Solder Plating - Manual line
MPS      1117     -          Electroless Copper - Manual Line
MPS      1118     -          Application of Pressure Sensitive Adhesive to Backers/Stiffeners
MPS      1119     -          Entry/Exit Material Emboss
MPS      1121     A          Backer Tacking
MPS      1122     -          Heatsink /Backer Alignment
MPS      1123     -          Baking Prior to Comp Layup
MPS      1124     -          Composite Layup/Breakdown
MPS      1125     -          Dry Film Lamination
MPS      1126     -          Changing Resist Rolls
MPS      1127     -          Dry Film Parameter Matrix
MPS      1128     -          Image
EPS      1130     -          Engineering Departmental Development Plan
EPS      1131     -          Panel Pinning Requirements
EPS      1132     -          Drilling Requirements for Electrical Test Fixtures
EPS      1133     -          Rout Machine Special requirements
EPS      1134     -          Drill Machine Special Concerns
EPS      1135     -          Border Requirements
EPS      1136     -          Product Scaling Requirements
EPS      1137     -          Data Archiving
EPS      1138     -          Tooling Scheme Definitions
EPS      1139     -          Layering Convenetions
EPS      1140     -          Modeming Criteria
EPS      1141     -          Stiffener Programs
EPS      1142     -          Engineering Hardware and Software
EPS      1144     -          Spartanics Targets
EPS      1145     -          Master Pattern Requirements
EPS      1146     -          Design Rule Checking
EPS      1147     -          Data Format Requirements
EPS      1148     -          Shipping and Approving Master Pattern Artwork
EPS      1149     -          Outside Information Requirements
EPS      1150     -          Internal Master Pattern Approval
EPS      1151     -          Artwork Scaling
EPS      1152     -          Manufacturing Release Procedure
EPS      1153     -          Compliance Requirements
EPS      1154     -          A/W Sign off Procedure
EPS      1155     -          D/P Sign off Procedure
EPS      1156     -          Tooling Sign off Procedure
EPS      1157     -          BOM Release Procedure
EPS      1158     -          Repeat Review Procedure
EPS      1159     -          New Product Introduction
EPS      1160     -          Design Quoting Procedure
EPS      1161     -          Panel Design Review
EPS      1162     -          Order Entry Requirement
EPS      1163     -          Prototype Release Procedure
EPS      1164     -          Product vs. Process Requirements
EPS      1165     -          Feedback Implementation Procedure
EPS      1166     -          Vent Hole Requirements
EPS      1167     -          Soldermask Pullback
EPS      1168     -          Panel Size & Profiling
EPS      1169     -          A/W Registration System
EPS      1170     -          Panel Plating Rack Requirements
EPS      1171     -          PPE vs. PE Criteria
EPS      1172     -          Preco Tooling Concepts
EPS      1173     -          Black vs. Brown Oxide
EPS      1174     -          Manufacturing Capabilities
EPS      1175     -          Plasma Etch Standards and Requirements
EPS      1176     -          Plating Requirements
EPS      1177     -          Soldermask Requirements
EPS      1179     -          RTV's
EPS      1180     -          Rubbers
EPS      1181     -          Pre-preg Types and Compression's
EPS      1182     -          Kapton Types
EPS      1183     -          Laminate Types
EPS      1184     -          Construction Options
EPS      1185     -          Pouching Method
EPS      1186     -          Figure Sheets Requirements
EPS      1187     -          Marking of Military Parts & Packaging
EPS      1188     -          Marking of Commercial Parts & Packaging
EPS      1189     -          Tooling Schemes
EPS      1190     -          Tool System Entry Procedure
EPS      1191     -          Cost Estimating and Quoting
EPS      1192     -          ECO Review for the Quoting
EPS      1193     -          P.O.Review
EPS      1194     -          Cancellation Procedure
EPS      1195     -          Generating APEC Quote
EPS      1196     -          Steel Rule Dies
EPS      1197     -          Covercoat Rigistration Fixtures
EPS      1198     -          Wave Solder Fixture
EPS      1199     -          Punch Jigs
EPS      1200     -          Hard Tooling (Blanking Dies)
EPS      1201     -          Tool Request
EPS      1202     -          Tool Storage
EPS      1203     -          Tool Obsoleting Requirements
EPS      1204     -          Producing and Using Diazo's
EPS      1205     -          Numbering of Artworks
EPS      1206     -          Remakes
EPS      1207     -          Revision Verification
EPS      1208     -          Tagging Artwork
EPS      1209     -          Inspection of Artwork
EPS      1210     -          Obsoleting Artwork
EPS      1211     -          Drill Program Generation
EPS      1212     -          Rout Program Generation
EPS      1213     -          Drill Rout Program Generation
EPS      1214     -          Cost Estimating and Quoting
POP      1227     -          Management Review  Procedure
POP      1228     -          Order Entry Procedure
MPS      1229     -          Vacuum Oven
MPS      1230     -          Water Break Test
EPS      1231     -          Soldermask Requirements
MPS      1232     -          Image
MPS      1233     -          Image Matrix
MPS      1234     -          Image - Process Control Plan
POP      1235     -          Preventative Maintenance Procedures
QCP      1238     -          Thermal Shock Test
QCP      1239     -          Moisture and Humidity

                  KEY        DESCRIPTION

                  POP        Parlex Operating Procedure
                  EPS        Engineering Process Specifications
                  MPS        Manufacturing Process Specification
                  QCP        Quality Control Procedure
                  PMS        Parlex Material Specification
                  ATP        Acceptance Test Plan


Parlex will make available the following documents (as determined applicable)



                                  SECTION V

                              PRICING PROPOSAL

Definitions:
Item 5.1  Technology

Rights to proprietary data and intellectual property concerning development, design and production of mil approved rigid flex circuitry - technology transfer.

Item 5.2  Supporting Documentation

The establishment of a documentation system, all required documentation, documentation updates for two years.

Item 5.3  Training

Training to be conducted at Parlex for 5 weeks and CSIST for two weeks in preparation for qualifications to
Mil-P-50884C.

Item 5.4  Materials

Materials required to understand characteristics of various constructions, learn testing techniques and build sample products at Parlex and CSIST, fees for filing export license and Mil-P-508842 quality charges.

Item 5.5  Equipment (optional item)

Parlex has reviewed the equipment list supplied by CSIST. It is our understanding that all required equipment is in place for the production of rigid flex circuits with the following exception:

Single drawer mechanical press system; controlled Z axis outlining maching to be used in conjunction with steel rule dies. The cost of new equipment
is *              .  Parlex could supply reconditioned used equipment for *
(FOB, Methuen, MA).

Item 5.6 Payment Method

Payment will be made by an irrevocable letter of credit to Shawmut Bank N.A., 1 Federal Street, Boston, MA 02210, account # 020-074183-9, ABA # 011000206, swift code NASHUS33.



* Confidential information has been omitted and filed separately with the Commission.


                                  SECTION V

                            5.7  PAYMENT SCHEDULE


---------------------------------------------------------------------------------------
                                       Accumulated
                                       Payment       Due Date
---------------------------------------------------------------------------------------

1.  A. Technology               *      *             Completion of Training
    B. Material                 *      *             at Parlex

2.  Documentation               *      *             Shipment of Documents

3.  Training at Parlex          *      *             Completion of Training at Parlex

4.  Training at CSIST           *      *             Completion of Training at CSIST

5.  A. Sample Qualification     *      *             Completion of Sample Build and
    B. Admin. & Program                              Submittal of Data for Mil
       Management               *      *             Approval




* Confidential information has been omitted and filed separately with the Commission.


Parlex will provide the support of any reasonable request for engineering assistance in written from without any charge. If the engineering support in the Buyer's facility is required, within a period of two years, the fee
will be *            (plus airfare, hotel & subsistence).  If refresher
training is required by CSIST, after 12 months, the fee will be      *.






* Confidential information has been omitted and filed separately with the Commission.